UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 5, 2008
                                                         -------------

                            NESS ENERGY INTERNATIONAL
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

            Texas                   035-3634                91-1067265
-----------------------------    ---------------     ---------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File Number)          Identification No.)

    PO Box 161638, Fort Worth, Texas                               76161
----------------------------------------------              --------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (817) 550-1704

               1508 Santa Fe, Suite 202, Weatherford, Texas 76086

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits:

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 5 March 2008                    NESS ENERGY INTERNATIONAL




                                       By:  /s/ Alan D. Stricklin
                                            ------------------------------------
                                            Name Alan D. Stricklin
                                            Title President